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                                                                    Exhibit 99.3

                       HUNTINGTON BANCSHARES INCORPORATED

                                     [LOGO]

                      PRESENTATION TO INVESTMENT COMMUNITY

                               SEPTEMBER 29, 2000


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PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
FORWARD LOOKING STATEMENT DISCLOSURE
------------------------------------

Today's conference call and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:

   - Changes in economic conditions               - The successful integration of acquired businesses

   - Movements in interest rates                  - The nature, extent and timing of governmental
                                                    actions and reforms
   - Competitive pressures on product pricing
     and services                                 - Extended disruption of vital infrastructure

   - Success and timing of business strategies

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                                                                          [LOGO]

DISCUSSION TOPICS
-----------------

 - EARNINGS REVISIONS

 - AUTO LEASE RESIDUAL WRITE-DOWN

 - MANAGEMENT'S STRATEGY GOING FORWARD



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EARNINGS REVISIONS / LEASE WRITE-DOWN
-------------------------------------

   EARNINGS

        2000
        ----

            1ST QUARTER (A)             $.42    ($.06)*

            2ND QUARTER (A)             $.40    ($.03)*

            3RD QUARTER (E)             $.33    ($.03)*

            4TH QUARTER (E)    $.31  -  $.33

        2001                 $1.40  -  $1.50
        ----

   AUTO RESIDUAL WRITE-DOWN

       $33 MILLION AFTER-TAX  ($.13 EPS)

   *   SECURITIES GAINS, SECURITIZATION BENEFIT, 2Q00 TAX BENEFIT



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EARNINGS REVISION FACTORS
-------------------------

  - REDESIGN OF CONSUMER DEPOSIT PRODUCTS TO STIMULATE GROWTH

  - FLAT YIELD CURVE PUT PRESSURE ON NET INTEREST INCOME

  - HIGHER SECURITIZATION ACTIVITY FIRST HALF 2000

  - LOWER THAN EXPECTED GROWTH IN RETAIL INVESTMENTS

  - REDUCTION IN MORTGAGE BANKING ORIGINATIONS

  - EXPENSE MANAGEMENT DELAYED IMPLEMENTATION OF REVENUE INITIATIVES



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AUTO LEASING ECONOMICS
----------------------

                          RESIDUAL VALUE ESTIMATES (*)

                                  [LINE GRAPH]

Graph shows residual value estimates for 36 month, 48 month and 60 month term leases from 1990 to 2000. The graph shows:

* For 36 month term leases, the residual value was 58% in 1990, gradually rising to 68% by 1997, and then declining over the next three years to 59% in 2000.

* For 48 month term leases, the residual value was 49% in 1990, gradually rising to 61% by 1997 and then declining over the next three years to 50% in 2000.

* For 60 month term leases, the residual value was 44% in 1990, gradually rising to 51% by 1997 and then declining over the next three years to 38% in 2000.

*AUTO LEASE GUIDE (ALG)

         -   SOFT USED CAR MARKET

         -   CURRENT LOSSES REFLECT HIGH RESIDUALS IN 1996-1997

         -   TODAY'S 4 AND 5-YEAR RESIDUAL VALUES ARE 18-25% BELOW PEAK LEVELS



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MANAGEMENT ACTIONS:  AUTO LEASING
---------------------------------

 -  $33MM CHARGE COVERS 100% OF EMBEDDED RISK IN PORTFOLIO
 -  ORIGINATION MIX
    - ELIMINATED 2-YEAR LEASE - (03/00)
    - 3-YEAR LEASES DROPPED TO 15% OF 2000 ORIGINATIONS - (03/00)
    - 4 AND 5-YEAR LEASES 85% OF 2000 ORIGINATIONS

 -  PRICING CHANGES
    - INCREASED PRICING ON 3-YEAR LEASE PRODUCT +50BPS
    - INCREASED ORIGINATION FEES ON LEASE PRODUCTS +25BPS

 -  REDUCED RESIDUAL VALUE RISK BY 6%
    - CAPPED ADVANCE RATE / NO ADVANCE ON OPTIONS
    - RESIDUAL RESERVING POLICY (EQUAL TO COST OF INSURANCE) - (01/00)



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REVIEW OF 2000+ PROGRAM
-----------------------

  PHASE 1 = EXPENSE REDUCTION (1999)

        - EXCEEDED TARGET OF $140 MILLION OF SUSTAINABLE ANNUAL PRE-TAX PROFIT IMPROVEMENT

  PHASE 2 = RESTRUCTURED COMPANY'S BALANCE SHEET (1ST HALF 2000)

        - MORE STABLE EARNINGS STREAM
        - REDUCED INTEREST RATE RISK

  PHASE 3  =  ACCELERATE REVENUE GROWTH IN CORE BUSINESSES (ON-GOING)



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MANAGEMENT ACTIONS TO DRIVE REVENUE
-----------------------------------

  1)  ORGANIZATIONAL CHANGES
     - STRENGTHEN SALES / MANAGEMENT TALENT
     - MOVE TO LINE OF BUSINESS STRUCTURE

  2)  ACCELERATE REVENUE GROWTH IN CORE BUSINESSES
     - RETAIL/BUSINESS BANKING
     - COMMERCIAL
     - PRIVATE FINANCE GROUP (PFG)

  3)  LEVERAGE TECHNOLOGY EXPERTISE FOR LONG-TERM GROWTH
     - e-BANK
     - e-PIN



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GROWTH DRIVERS FOR 2001
-----------------------

    -  MANAGED LOAN GROWTH 6 - 8%
        - DOUBLE-DIGIT RETAIL LOAN GROWTH
    -  2% - 4% GROWTH IN CORE DEPOSITS
        - NEW RETAIL DEPOSIT PRODUCTS
        - FREE CHECKING
    - $20 - $25 MILLION ADDITIONAL FEE INCOME FROM TRUST / INSURANCE / INVESTMENT SALES
        - ACCELERATED GROWTH IN PFG BUSINESS LINE
    - 15% - 20% GROWTH IN ELECTRONIC BANKING
        - EXPANDED WEB CAPABILITIES / INCREASED INTERCHANGE USAGE
    - 7% - 10% GROWTH IN SERVICE CHARGES
        - FEES FROM FREE CHECKING
        - NEW CASH MANAGEMENT PRODUCTS
    -  EFFICIENCY RATIO IMPROVEMENT TO 53% - 55%



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WHAT'S WORKING AT HUNTINGTON
----------------------------
  - STRONG CREDIT QUALITY
     - FULL-YEAR CHARGE-OFFS IN LINE WITH 1999
     - NPA'S DECLINING

  - EXPENSE CONTROL SUCCESSFUL

  - SOLID STRATEGIES FOR REVENUE GROWTH AND EARNINGS MOMENTUM ARE IN PLACE

WHAT NEEDS TO BE DONE
---------------------
  -  IMPLEMENTATION OF REVENUE GROWTH STRATEGIES


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